UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2006

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THE HAIN CELESTIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

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Delaware	0-22818	22-3240619
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

58 South Service Road, Melville, NY 11747
(Address of principal executive offices)

Registrant’s telephone number, including area code: (631) 730-2200

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 3, 2006, The Hain Celestial Group, Inc. (“Hain”) announced that it had acquired the business and assets of Para Laboratories, Inc. Hain’s press release regarding consummation of this acquisition is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

(99.1) Press release dated March 3, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2006

THE HAIN CELESTIAL GROUP, INC.
(Registrant)

By:     /s/ Ira J. Lamel
           Name: Ira J. Lamel
           Title:  Executive Vice President and
                      Chief Financial Officer